                            SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section 14(a)
                      of the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               4HEALTH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                  4HEALTH, INC.
                              5485 Conestoga Court
                                Boulder, CO 80301
                                  (303)546-6306

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 6, 1997

Dear Shareholders of 4Health, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of 4Health, Inc., a Utah corporation (the "Company"), will be held at the Company headquarters located at 5485 Conestoga Court, Boulder, Colorado on Friday, June 6, 1997 at 3:00 p.m.

The purpose of the meeting is to accomplish the following:

     1.   Elect one director of the Company for a three year term.

     2. To ratify and approve the selection of independent public accountants for the current fiscal year.

     3. Transact such other business as may properly come before the meeting or any adjournments thereof.

Only holders of record of the Company's common stock as of the close of business on April 18, 1997 will be entitled to vote at the meeting, or at any adjournment or postponement thereof.

ALL SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON, ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement. The giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting of Shareholders and give written notice of revocation before the Proxy is voted.

                                   By order of the Board of Directors,



                                   R. Lindsey Duncan
                                   Chairman of the Board

Boulder, Colorado
April 23, 1997

                                  4HEALTH, INC.
                              5485 Conestoga Court
                                Boulder, CO 80301
                                  (303)546-6306
                                 April 18, 1997

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of 4Health, Inc., a Utah corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Friday, June 6, 1997 at 3:00 p.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's headquarters at 5485 Conestoga Court, Boulder, Colorado.

     These proxy solicitation materials are being mailed on or about April 25, 1997, together with the Company's 1996 Annual Report to the Shareholders, to all shareholders of record as of the close of business on April 18, 1997, the record date, who are entitled to vote at the meeting. Each share held on the record date entitles the registered holder to one vote at the Annual Meeting. As of March 21, 1997 there were 11,382,801 shares of the Company's common stock, par value $.01 ("Common Stock"), outstanding.

     If the form of Proxy accompanying this Proxy Statement is properly executed, dated and returned to the Company, the shares represented by the Proxy will be voted at the Annual Meeting of Shareholders in accordance with the shareholder(s) directions. If the Proxy is signed and returned without any directions given, the shares will be voted in accordance with the recommendations of the Board of Directors as described in this Proxy Statement. Any shareholder giving a Proxy may revoke the Proxy, at any time before it is voted at the meeting, by delivering a written notice of revocation to the Secretary of the Company, by submitting a subsequently executed and dated Proxy or by attending the meeting and voting in person. Attendance at the Annual Meeting by a shareholder who has given a Proxy will not have the effect of revoking it unless the shareholder gives written notice of revocation thereof before the Proxy is voted. The Chairman of the Annual Meeting will announce the closing of the polls during the meeting, and all Proxies must be received prior to the closing of the polls in order to be counted.

     The costs of the solicitation of Proxies will be borne by the Company. In addition to the use of the mails, Proxies may be solicited personally or by telephone or facsimile by a few regular employees of the Company without additional compensation. The Company may also request banks and brokers to solicit their customer(s) who have a beneficial interest in the Common Stock registered in the name of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Pursuant to the Company's Articles of Incorporation, as amended, the Board of Directors is divided into three classes, the terms of which expire successively over a three-year period. At each Annual Meeting of Shareholders, successors to directors whose terms expire at the meeting shall be elected for three-year terms. In 1996, the Board of Directors was constituted with seven members, three of whom have since resigned. The terms of two such resigning Class I directors ends at the Annual Meeting of Shareholders in 1997; the term of the other resigning Class II director and Ms. Cheryl Wheeler ends at the Annual Meeting of Shareholders in 1998; the terms of Messrs. R. Lindsey Duncan, Todd Crosland and Rockwell Schutjer, Class III directors, ends at the Annual Meeting of Shareholders in 1999, and until successors shall have been elected and qualified.

     The Board of Directors recommends that the shareholders elect the nominee named below as a Class I director of the Company for a term expiring at the Annual Meeting of Shareholders in 2000 and until his successor shall have been elected and qualified. It is intended that the persons named as proxies in the enclosed form of Proxy will vote the Proxies received by them for the election of the nominee named below. The nominee is presently serving as an interim director of the Company, appointed by the Board of Directors to fill a Class I vacancy. The nominee has indicated a willingness to serve, but in case the nominee is not a candidate at the Annual Meeting, for reasons not presently know to the Company, the proxies named in the enclosed form of Proxy may vote for a substitute nominee in their discretion.

      Steven B. Beckman         President, Achieve Communications, Inc.
      Nominee
      Term Expires:  2000       Age:  29

     Mr. Steven B. Beckman is President of Achieve Communications, Inc., which he founded in 1996 in Boulder, Colorado. From 1993 through 1996, Mr. Beckman served as Vice President Sales and Marketing at 4health, Inc. (a predecessor company) as well as being responsible for accounting and operations functions from 1993 to 1995. Prior to joining 4health, Inc., Mr. Beckman's experience was in sales and marketing functions. He received a bachelor of arts degree from the University of California at Santa Barbara.

VOTE REQUIRED

     The affirmative vote of a majority of the shares represented at the Annual Meeting of Shareholders is required for the election of Mr. Beckman as a Class I director. Abstentions and broker non-votes will not be included in determining the number of votes cast.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         THE ELECTION OF THE NOMINEE

     The Board of Directors met 5 times during 1996 for regular Board of Directors meetings. All directors attended more than 95% of the aggregate of
(i) the total number of meetings of the Board of Directors held while they were members and (ii) the total number of meetings held by all Committees of the Board of Directors on which they served as members. In addition, several special telephonic meetings were held as needed to conduct normal corporate business. The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee, and the Long-Term Stock Incentive Plan Administration Committee ("LTSIP Administration Committee"). Currently, the Audit Committee and the LTSIP Administration Committee are composed of Messrs. Crosland and Beckman. The Audit Committee met once during 1996. Among other duties, the Audit Committee reviews the financial performance of the Company, evaluates internal controls, and recommends independent auditors. The LTSIP Administration Committee met throughout 1996 as needed to grant stock options. The LTSIP Administration Committee is responsible for overseeing the Company's Long-Term Stock Incentive Plan (the "LTSIP") including, subject to the express terms of the LTSIP, making awards, interpreting the LTSIP, amending and rescinding rules and other duties related to the proper implementation of the LTSIP. The newly created Compensation Committee is composed of Messrs. Duncan, Crosland, and Beckman. The Compensation Committee met once in 1996. The primary responsibility of the Compensation Committee is to establish and review the compensation policies of the Company, including those for executives. The Company does not have a nominating committee, the functions of such a committee being performed by the Board of Directors as a whole.

     The LTSIP provides that upon assuming office, each non-employee director shall be granted a non-qualified option to acquire 5,000 shares of Common Stock at an exercise price equal to 100% of the fair market value on the date of grant. One-half of the grant shall become exercisable upon completion of one year of service as a director and the remaining balance upon completion of two years of service as a director. All options have a five year expiration term. On April 1, 1997, Mr. Beckman received 5,000 options under this policy exercisable at a price of $5.00 per share.

     Directors do not receive compensation for attending meetings of the Board of Directors. Directors are reimbursed for their reasonable travel and lodging expenses incurred attending meetings.

CONTINUING DIRECTORS

     The terms of the following directors of the Company do not expire at the 1997 Annual Meeting of the Shareholders. The following is provided for informational purposes. All terms expire at the Annual Meeting in the year indicated.

      R. Lindsey Duncan        Chairman of the Board, President, Chief Executive
      Director since: 1993     Officer of the Company since 1993
      Term Expires: 1999       Age:  34

     Mr. Duncan is a nutritionist certified by the National Institute of Nutritional Education. Since the mid-1980s, he has owned, operated, and been the principal nutritionist of Home Nutrition Clinic, Santa Monica, California. To date, Mr. Duncan has consulted with more than 10,000 clients, accumulating over 30,000 hours of clinical time. His clients have included victims of Chernobyl, as well as many of the world's leading music, film, and television celebrities. In 1988, Mr. Duncan began formulating his own nutritional supplements and in 1993, organized 4health, Inc. Mr. Duncan is a member of the National Nutritional Foods Association, the American Herbal Products Association, and the Herb Research Foundation and a finalist in Ernst & Young's national "1996 Entrepreneur of the Year." Mr. Duncan makes numerous appearances on prime time national and regional television and radio programs such as ABC, CBS, NBC, CNN, CNBC, and more. He is regularly featured in national and international magazines.

      Cheryl Wheeler            Secretary and Marketing Manager for the
      Director since :1993      Company since 1993
      Term Expires: 1998        Age:  36

     Ms. Wheeler, a marketing manager at the Company, coordinates Mr. Duncan's industry seminars, speeches, and other public appearances and related marketing activities. Ms. Wheeler is a nutritionist certified by the National Institute of Nutritional Education. Before joining the Company, Ms. Wheeler was a nutritionist, a professional stuntwoman, and martial arts expert.

      Todd B. Crosland          President of Rex Industries
      Director since: 1996
      Term Expires: 1999        Age:  37

     Mr. Crosland, served a as an officer and a director of Surgical Technologies, Inc. from December 1992, until its merger with 4Health, Inc. Mr. Crosland is chairman of the board and president of Rex Industries, Inc.,
which operates a specialty metals fabrication business.   Mr. Crosland
received a bachelor of science degree in business finance from the University of Utah. Pursuant to the terms of the merger, Mr. Crosland was elected to 4Health's board of directors to serve a three year term.

      Rockwell D. Schutjer      Director of Surgical Technologies, a division
      Director since: 1996      of the Company
      Term Expires: 1999        Age:  51

     Mr. Schutjer, co-founded Surgical Technologies, Inc. and served as a director from 1989 until its merger with 4Health, Inc. Mr. Schutjer currently serves as Director of Surgical Technologies, a division of 4Health, Inc. Mr. Schutjer received his bachelor of science degree in business finance from the University of Utah. Pursuant to the terms of the merger, Mr. Schutjer was elected to 4Health's board of directors to serve a three year term. Mr. Schutjer is Mr. Crosland's brother-in-law.

RELATED PARTY TRANSACTIONS

     R. Lindsey Duncan, the majority shareholder, loaned the Company $200,000 during 1994 for the down payment required on the purchase of the corporate headquarters building. The loan was unsecured, bore interest at 7.0% and was due by March 31, 1997. The balance was paid in 1996. The Company also holds a note from Todd B. Crosland, director of the Company, with an unpaid principal balance of $250,000 bearing interest at 8%. The note and interest was originally due January 31, 1997, however, the maturity date has been extended to September 1, 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, executive officers, directors and 10% shareholders of the Company are required to file reports on Forms 3, 4 and 5 of their beneficial holdings and transactions in the Company's Common Stock. During 1996, all such reports were filed in a timely manner with the exception of the transactions listed below which were filed on a delinquent Form 5 on April 8, 1997 by Rockwell D. Schutjer, Director and Officer of the Company.


                   Transaction  Amount of   Acquisition or
Title of Security      Date      Shares        Disposal         Price
-----------------  -----------  ---------   ---------------   ---------
Common Stock         10/31/96     1,000        Disposal       $  6.000
Common Stock         11/12/96     2,000        Disposal          5.625
Common Stock         11/13/96     3,000        Disposal          5.625
Common Stock         12/03/96     2,000        Disposal          5.625
Common Stock         12/03/96     5,000        Disposal          5.625
Amount of Securities
 Beneficially Held
 at December 31, 1996            61,862

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table includes information as of March 21, 1997 concerning the beneficial ownership of the holdings of Common Stock of the Company by (i) all persons who are known by the Company to hold five percent or more of the outstanding shares of Common Stock of the Company, (ii) each of the directors of the Company, (iii) each executive, and (iv) all directors and officers of the Company as a group. Except as otherwise indicated, all shares are owned directly, and the persons named in the table have sole voting and investing power with respect to shares shown as beneficially owned by them.

                                                 Shares
                                               Beneficially
Name and Address of Beneficial Owner              Owned            Percent
------------------------------------           ------------        -------

PRINCIPAL SHAREHOLDERS

  R. Lindsey Duncan
    5485 Conestoga Court
    Boulder, CO  80301                         6,169,153 (5)        51.6%

  Rex Crosland
    630 North 400 West
    Salt Lake City, UT  84103                    750,000             6.3%

DIRECTORS AND EXECUTIVE OFFICERS

  R. Lindsey Duncan (1)(3)               - - - - - - - -See Above- - - - - - -

  Cheryl Wheeler (1)(4)                           57,964 (5)          *

  Todd B. Crosland (1)                           132,000 (5)         1.1%

  Rockwell D. Schutjer (1)(4)                    199,862 (5)         1.7%

  Steven B. Beckman (1)(2)                             0              *

  Scott W. Lusk (4)                                1,018              *

All officers and directors as a group
 (6 people)                                    6,559,997            54.9%

-------------------------
 *   Less than 1%
(1)  Serves as a director of the Company.
(2) Was appointed by the Board as a director on April 1, 1997 to fill a vacancy and has been nominated for reelection.
(3) Serves as an executive officer of the Company and appears in the Summary Compensation table.
(4) Serves as an executive officer of the Company, but does not appear in the Summary Compensation table pursuant to Regulation S-K, Item 402(a)(3).
(5) Includes the following number of shares which could be purchased under stock options exercisable within 60 days from the date hereof: Mr. Duncan, 401,252 shares; Ms. Wheeler 27,964 shares; Mr. T. Crosland, 3,000 shares; Mr. Schutjer, 141,500 shares; and all officers and directors as a group, 573,716 shares.

                            EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for the year ending December 31, 1996, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for the year, to R. Lindsey Duncan, the Company's President and Chief Executive Officer. The only other executive to receive total cash compensation exceeding $100,000 during 1996, was Richard B. Carlock. Mr. Carlock commenced employment in July 1995 and resigned his position as Chief Financial Officer of the Company on December 15, 1996.

                            SUMMARY COMPENSATION

                                                                  Long Term Compensation
                                                           ----------------------------------
                                    Annual Compensation             Awards           Payouts
                                -------------------------------------------------------------
                                                           Restricted    Securities               All
                                                             Stock       Underlying   LTIP       Other
                                                             Award        Options    Payouts     Comp-
Name and Position        Year    Salary     Bonus   Other     ($)          (#)(1)      ($)     ensation
--------------------------------------------------------------------------------------------------------
R. Lindsey Duncan,       1996   $150,000     $0      $0       $0          331,034       0         $0
  President and Chief    1995     84,023      0       0        0          105,329       0          0
  Executive Officer      1994     27,023      0       0        0                0       0          0

Richard B. Carlock,      1996    109,439      0       0        0           11,285       0          0
  Chief Financial
  Officer

(1)  The number of shares has been adjusted to reflect post merger amounts.

OPTION GRANTS

     The following table presents information with respect to the Chief Executive Officer concerning the granting of options during 1996:

                            OPTION GRANTS IN 1996

                                                                                   Potential Realizable Value
                                                                                   at Assumed Annual Rates of
                                                                                  Stock Price Appreciation for
                                              Individual Grants                             Option Term
                        ---------------------------------------------------------------------------------------
                         Number of     Percent of
                        Securities    Total Options
                        Underlying     Granted to       Exercise
                          Options      Employees        Price ($)    Expiration       5%               10%
Name                    Granted (1)       (1)           Per Share       Date          ($)              ($)
---------------------------------------------------------------------------------------------------------------
R. Lindsey Duncan         35,109          2.94%            3.32       4/20/00      32,204 (2)       71,271 (2)
R. Lindsey Duncan         35,109          2.94%            4.98       4/20/00           0 (2)       12,990 (2)
R. Lindsey Duncan         35,111          2.94%            5.82       4/20/00           0 (2)            0 (2)
R. Lindsey Duncan        331,034         27.75%            3.99       3/31/01     364,137 (3)      807,723 (3)
Richard B. Carlock(5)     25,079          2.10%            3.32       4/20/00      23,073 (2)       50,910 (2)
Richard B. Carlock(5)     25,079          2.10%            4.98       4/20/00           0 (2)        9,279 (2)
Richard B. Carlock(5)     25,077          2.10%            5.82       4/20/00           0 (2)            0 (2)
Richard B. Carlock(5)     11,285           .95%            3.99       4/25/01      12,414 (3)       27,535 (3)

(1) Reflects exchange of previously (unexercised) granted options which were reissued as options under the new Long-Term Stock Incentive Plan.
(2) Stock was not publicly traded when these grants were made. Stock appreciation calculated assuming the first vested exercise price of $3.32 per share reflected the current market price for the stock when these options were granted.
(3) Stock was not publicly traded when this grant was made. Stock appreciation calculated assuming the exercise price of $3.99 per share reflected the current market price for the stock when the option was granted.
(4)  Reflects all options currently held by the Chief Executive Officer.
(5) Mr. Carlock resigned his position as Chief Financial Officer of the Company on December 15, 1996. All exercisable options have been exercised or terminated as of April 18, 1997.

OPTION EXERCISES AND HOLDINGS

     The following table presents information with respect to the Chief Executive Officer concerning the exercise of options during 1996 and unexercised options held as of December 31, 1996:

            AGGREGATED OPTION EXERCISES AND YEAR END OPTION VALUES

                                                       Number of Unexercised      Value of Unexercised In-the-
                                                            Options at                  Money Options at
                                                         December 31, 1996             December 31, 1996
                                                    ----------------------------------------------------------
                         Shares        Value
Name                  Exercised(#)   Realized($)    Exercisable   Unexercisable   Exercisable   Unexercisable
----                  ----------------------------------------------------------------------------------------
R. Lindsey Duncan            0       $     0          366,143         70,220       $576,399 (1)    $18,257 (1)
Richard B. Carlock(2)   25,079        73,481 (3)       11,285         50,156         17,040 (1)          0 (1)

(1) Based on the closing market price of $5.50 per share for the Company's Common Stock as of December 31, 1996.
(2)  Mr. Carlock resigned his position as Chief Financial Officer of the Company
     on December 15, 1996.   All exercisable options have been exercised or
     terminated as of April 18, 1997.
(3) Based on the closing market price of $6.25 per share for the Company's Common Stock on October 24, 1996, the date of exercises.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     R. Lindsey Duncan, the President and Chief Executive Officer of the Company, served on the Compensation Committee of the Board of Directors during 1996. Todd B. Crosland, a directors of the Company, is currently indebted to the Company in the amount of $250,000. (See "Related Party Transactions" herein.)

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has responsibility for making recommendations regarding compensation policy for the Company, including executives. The Compensation Committee's overall goal is to provide a strong link among shareholder value, Company performance, and executive compensation. An additional goal is to promote long-term growth and development for the Company by attracting and retaining qualified and talented executives. The following report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934.

     The Company uses various compensation surveys, including industry and regional specific surveys, to develop its compensation strategy and plans. The Compensation Committee also refers to such surveys for executive compensation, including that of the Chief Executive Officer. Once comparable compensation is identified, executive compensation is divided into base salary and bonus.

     During 1996, the Company failed to achieve any of the performance targets established for executive officers to receive bonuses, thus no bonuses were paid. The Compensation Committee, in conjunction with the Company's Controller, Director of Operations, and Director of Human Resources, is in the process of evaluating organization-wide bonus programs. By the end of 1997, the Compensation Committee plans to have in place a standardized bonus system which will identify eligible employees, set performance targets, and establish bonus payouts.

     There is no set policy for adjusting base salary or bonuses subsequent to initial employment. Such adjustments in the past have occurred due to changes in job skills, performance, and competitive salary information.

     The Company's current stock option plan includes executives, managers and key employees. Stock options are granted periodically by the LTSIP Administration Committee of the Board of Directors. The Long-Term Stock Incentive Plan allows the grant of options, both incentive and non-qualified. Historically, the LTSIP Administration Committee has granted non-qualified options. For executives, the options are usually granted with one third vesting after each year of service with the Company. Pricing of the options generally begins at the fair market price on the date of grant for the options vested after one year and increases $1.00 per share for each additional year of service.

     The compensation of Mr. Duncan, Chief Executive Officer of the Company, for 1996 is shown in the Summary Compensation table. The Compensation Committee believes that Mr. Duncan's compensation adequately reflects his performance as the Company's President and Chief Executive Officer.

     The Compensation Committee has reviewed the Company's compensation plans with regard to the deduction limitations under the Omnibus Budget Reconciliation Act of 1993 (the "Act") and the final regulations interpreting the Act which have recently been adopted by the Internal Revenue Service and the Department of the Treasury. Based on this review, the Committee has determined that the Company's LTSIP, as previously approved by shareholders, meets the requirements for deductibility under the Act. The Committee believes that no tax deduction will be lost as a result of Section 162(m) on compensation paid to Company executives in 1996.

                         Submitted by the Company's Compensation Committee

                                        R. Lindsey Duncan
                                        Todd B. Crosland
                                        Steven B. Beckman

STOCK PERFORMANCE

     The graph below presents a comparison of the cumulative shareholder return of the Company's Common Stock over the period July 17, 1996 to December 31, 1996 with the cumulative total return over the same period for The Nasdaq Stock Market - U.S. Companies Total Return Index and a peer group represented by the Nasdaq Pharmaceutical Stocks Total Return Index (SIC code 283). Both indexes were prepared for Nasdaq by the Center for Research in Security Prices. The graph below compares the cumulative total return of the Company's Common Stock over the July 17, 1996 to December 31, 1996 period assuming a $100 investment on July 17, 1996 and assuming reinvestment of all dividends. This graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. (4Health's Common Stock commenced trading on the Nasdaq National Market tier of The Nasdaq Stock Market under the stock symbol HHHH on July 17, 1996. Prior to that date, the Company was known as Surgical Technologies, Inc. with stock trading under the symbol SGTI. The prior market performance history of Surgical has not been included herein because it does not reflect the results of the merger or the changed nature of the Company's business since the merger. The graph is based on daily total return figures.)

                                STOCK PERFORMANCE




                                       [GRAPH]





                             ---------------------------------------------------------------
                                                      MONTH END VALUES
--------------------------------------------------------------------------------------------
                              7/17/96    8/30/96    9/30/96   10/31/96   11/29/96   12/31/96
--------------------------------------------------------------------------------------------
The Company                  $ 100.00   $  68.42   $  78.95   $  64.74   $  57.90   $  57.90
--------------------------------------------------------------------------------------------
Nasdaq US Index                100.00     105.07     113.12     111.88     118.81     118.67
--------------------------------------------------------------------------------------------
Nasdaq Pharmaceutical Index    100.00     106.24     113.67     108.56     106.95     110.05
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

                                  PROPOSAL 2

                             APPROVAL OF AUDITORS

     Arthur Andersen LLP, independent public accountants, have been auditors for the Company since the July 1996 reverse merger with Surgical Technologies, Inc. Arthur Andersen LLP has been reappointed by the Board of Directors, upon recommendation of the Audit Committee, as the Company's auditors for the current year and shareholder approval of the appointment is requested. In the event that the appointment of Arthur Andersen LLP is not approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

     A representative of Arthur Andersen LLP will be present at the Annual Meeting of Shareholders. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

VOTE REQUIRED

     The affirmative vote of a majority of the shares represented at the Annual Meeting of Shareholders is required for the appointment of independent auditors. Abstentions and broker non-votes will not be included in determining the number of votes cast.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                   THE APPOINTMENT OF ARTHUR ANDERSEN LLP

                             SHAREHOLDERS PROPOSALS

     The rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. If any shareholder intends to present a proposal for consideration at the 1998 Annual Meeting of Shareholders, such proposal must be received by the Company on or before December 24, 1997 for inclusion in the Company's proxy statement for such meeting.

                                  OTHER MATTERS

     The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed Proxy gives discretionary authority in the event that any additional matters should be presented.

     The Annual Report of the Company for the past year is enclosed herewith and contains the Company's financial statements for the year ended December 31, 1996. A COPY OF FORM 10-K, THE ANNUAL REPORT FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER WHO REQUESTS IT IN WRITING FROM THE COMPANY AT THE ADDRESS NOTED ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                 By Order of the Board of Directors
                                 R. Lindsey Duncan
                                 Chairman of the Board

Dated:
April 23, 1997

           PROXY SOLICITED BY THE BOARD OF DIRECTORS OF 4HEALTH, INC.

         FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 6, 1997

    The undersigned hereby appoints R. Lindsey Duncan and Todd Crosland, and either of them, attorneys and proxies, with full power of substitution, and hereby authorizes them as proxyholders to represent and to vote, as designated below, the common stock, $.01 par value, of 4Health, Inc. held of record by the undersigned on April 18, 1997, at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, located at 5485 Conestoga Court, Boulder, Colorado on Friday, June 6, 1997, at 3:00 p.m., and any adjournments thereof, on the matters set forth herein.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS

1.  To elect one director:
    Nominee: Steven B. Beckman

 / /  "FOR" nominee listed above         / /  "WITHHOLD AUTHORITY" to vote for
                                nominee listed above

2.  To ratify the appointment of Arthur Andersen LLP as independent auditors.

            / /  "FOR"         / /  "AGAINST"         / /  "ABSTAIN"

    The shares represented in this proxy card will be voted as directed above. If no direction is given and the proxy card is validly executed, the shares will be voted for all listed proposals. In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting.

    Receipt is acknowledged of the Proxy Statement dated April 23, 1997.

    I plan to attend the Annual Meeting of Shareholders         / /
YES         / / NO

    PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.
Signature _______________________________________  Date ________________________
Print Name ______________________________________  Date ________________________

    THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, Administrators, Trustees, etc. should give their full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.